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                              FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

   Date of Report (Date  of earliest event reported):   March 30, 1994
                                                        --------------

                  TELEPHONE AND DATA SYSTEMS, INC.
                 ---------------------------------
       (Exact name of registrant as specified in its charter)


                 Iowa                   1-8251               36-2669023
               ---------               --------             ------------
            (State or other          (Commission           (IRS Employer
            jurisdiction of          File Number)          Identification
            incorporation)                                      No.)



        30 North LaSalle Street, Chicago, Illinois           60603
        -------------------------------------------------   -------
         (Address of principal executive offices)          (Zip Code)

     Registrant's telephone number, including area code:  (312) 630-1900


                           Not Applicable
                          ----------------
   (Former name or former address, if changed since last report)


      The Exhibit Index is Located on Page 4 of 7 Total Pages.
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   Item 5.   Other Events.
            --------------

        On March 30, 1994, the Company announced that the Court of Appeals for the District of Columbia Circuit (the "Court") vacated a Federal Communications Commission (the "Commission") decision holding that the Company's 85.1%-owned subsidiary, United States Cellular Corporation, had been in control of La Star Cellular Telephone Company, an applicant for a cellular license covering the St. Tammany Parish, Louisiana service area. The Court remanded the matter to the Commission for further proceedings.

        This Current Report on Form 8-K is being filed for the purpose of filing the Press Release issued by the Company relating to such Court decision as an exhibit.


   Item 7.   Financial Statements and Exhibits
             ---------------------------------

   (c)  Exhibits
        --------

        The exhibit accompanying this report is listed in the accompanying Exhibit Index.







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                             SIGNATURES


        Pursuant to the requirements of the Securities Exchange
   Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




   Telephone and Data Systems, Inc.
   (Registrant)

   Date:     April 8, 1994


   By:  /s/  MURRAY L. SWANSON
      ---------------------------
   Murray L. Swanson
   Executive Vice President-Finance
   (principal financial officer)








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                           EXHIBIT INDEX


   Exhibit Number      Description of Exhibit        Sequentially Numbered Page
   ---------------     ----------------------        --------------------------

        99             Press Release dated                     5
                       March 30, 1994











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